UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 29, 2009

First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-30523	58-2466370
(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302
(Address of principal executive offices)	(Zip Code)

(864) 948-9001
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

ITEM 8.01	Other Events

On July 29, 2009, the shareholders of First National Bancshares, Inc., the holding company for First National Bank of the South, approved the proposal increasing the number of authorized common shares from 10,000,000 to 100,000,000 at its annual meeting of shareholders.  Shareholders also approved the re-election of the five directors whose previous terms expired at the meeting.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc., dated July 29, 2009.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

Dated: July 29, 2009	By:	/s/ Kitty B. Payne
Name: Kitty B. Payne
Title: EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc., dated July 29, 2009.